24(b)(14)(a)

                               POWER OF ATTORNEY

      I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 (Venture Opportunity B Share)

      Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                         TITLE               DATE
/s/ John D. DesPrez III          Director       November 30, 2009
----------------------------
John D. DesPrez III

                               POWER OF ATTORNEY

      I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 (Venture Opportunity B Share)

      Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                   TITLE             DATE
/s/ Thomas Borshoff        Director      November 30, 2009
---------------------
Thomas Borshoff

                               POWER OF ATTORNEY

      I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 (Venture Opportunity B Share)

      Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                  TITLE              DATE
/s/ James R. Boyle        Director      November 30, 2009
----------------------
James R. Boyle

                               POWER OF ATTORNEY

      I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 (Venture Opportunity B Share)

      Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                     TITLE                DATE
/s/ Ruth Ann Fleming         Director         November 30, 2009
----------------------
Ruth Ann Fleming

                               POWER OF ATTORNEY

      I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 (Venture Opportunity B Share)

      Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                       TITLE            DATE
/s/ James D. Gallagher         Director          November 30, 2009
-----------------------
James D. Gallagher

                               POWER OF ATTORNEY

      I, Scott S. Hartz, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 (Venture Opportunity B Share)

      Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.


SIGNATURE                   TITLE             DATE
/s/ Scott S. Hartz        Director          November 30, 2009
--------------------
Scott S. Hartz

                               POWER OF ATTORNEY

      I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 (Venture Opportunity B Share)

      Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                          TITLE              DATE
/s/ Bradford J. Race, Jr.        Director         November 30, 2009
-------------------------
Bradford J. Race, Jr.

                               POWER OF ATTORNEY

      I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 (Venture Opportunity B Share)

      Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                         TITLE       DATE
/s/ Rex Schlaybaugh, Jr.         Director    12/2/09
-------------------------
Rex  Schlaybaugh,  Jr.

                               POWER OF ATTORNEY

      I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 (Venture Opportunity B Share)

      Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                  TITLE             DATE
/s/ John G. Vrysen       Director        November 30, 2009
-------------------
John G. Vrysen